Property and Equipment, Net	6 Months Ended
Jun. 30, 2021
Humacyte, Inc.
Property and Equipment, Net

3. Property and Equipment, Net

Property and equipment, net consist of the following:

	As of December 31,		June 30,
($ in thousands)	2019	2020	2021
			(Unaudited)
Scientific equipment	$27,822	$27,412	$27,495
Computer equipment	218	149	154
Software	340	335	335
Furniture and fixtures	988	988	988
Leasehold improvements	26,337	26,355	26,355
	55,705	55,239	55,327
Accumulated depreciation	(8,417)	(14,261)	(17,367)
Property and equipment, net	$47,288	$40,978	$37,960

Depreciation expense totaled $4.7 million and $6.3 million for the years ended December 31, 2019 and 2020, respectively and $3.2 million and $3.1 million for the six months ended June 30, 2020 and 2021 (unaudited), respectively. All long-lived assets are maintained in the United States.